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Exhibit 10.1

[Letterhead of PricewaterhouseCoopers]

CONSENT OF INDEPENDENT ACCOUNTANTS

    As independent accountants, we hereby consent to the incorporation by reference in the Form S-8 Registration Statements (Reg. Nos. 333-44590 and 333-45070), filed with the Securities and Exchange Commission on August 25, 2000 and September 1, 2000, respectively, of our report dated March 5, 2001, except the information presented in Note 35, for which the date is June 6, 2001, with respect to the financial statements of Pearson plc and of the financial statements included in Pearson plc's Annual Report on Form 20-F for the fiscal year ended December 31, 2000 to be filed with the Securities and Exchange Commission, and to all references to our Firm included in such Form 20-F.

/s/ PricewaterhouseCoopers
PricewaterhouseCoopers
London, England
June 7, 2001

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[Letterhead of PricewaterhouseCoopers]
CONSENT OF INDEPENDENT ACCOUNTANTS